UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 12, 2021
COMMISSION FILE NUMBER: 000-16509
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

Colorado	84-0755371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
11815 Alterra Pkwy, Suite 1500, Austin, TX 78758
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (512) 837-7100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	CIA	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01	Change in Control of Registrant

As previously disclosed, on February 5, 2021, Citizens, Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with the Harold E. Riley Foundation (the “Foundation”) to purchase 100% of the Company’s Class B common stock (the “Class B Shares”) from the Foundation at an aggregate purchase price of $9,090,463.80 (the “Class B Transaction”). In accordance with the Purchase Agreement, the purchase price was paid to the Foundation on March 5, 2021.

Because the Class B Shares have the right to elect a simple majority of the Board, the Foundation was able to exercise control over the Company as the holder of 100% of the Class B Shares. Thus, in order to consummate the Class B Transaction, the Company and the Foundation were required to obtain regulatory approvals by the insurance regulators in Colorado, Louisiana, Mississippi, Texas and Bermuda, the jurisdictions in which the Company and its insurance subsidiaries are domiciled. On April 12, 2021, the Company and the Foundation received the last of the regulatory approvals required for the Foundation to divest control of the Company and thus all of the Foundation’s Class B Shares were transferred to the Company as of such date. In accordance with Colorado law, the Class B Shares are now classified as authorized, but unissued shares. On March 9, 2021, the Board passed a resolution stating that as long as the Class B Shares are being held as unissued shares, the Company will not vote, nor permit any other person or entity to exercise any voting rights or other rights, with respect to the Class B Shares. Accordingly, there is no party that now controls the Company.

Item 8.01	Other Events

On April 16, 2021, the Company issued a press release announcing the consummation of the Class B Transaction. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated April 16, 2021 announcing the consummation of the Class B Transaction.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ James A. Eliasberg
Vice President, Chief Legal Officer and Secretary

Date: April 16, 2021